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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2002

SMURFIT-STONE CONTAINER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23876 (Commission File Number)	43-1531401 (I.R.S. Employer Identification No.)
	150 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60601 (Zip Code)
(312) 346-6600 (Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulations FD Disclosure.

        On July 23, 2002, Smurfit-Stone Container Corporation issued a press release reporting its earnings for the second quarter of 2002 and the first half ended June 30, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

    (a)
    None.

    (b)
    None.

    (c)
    Exhibits:

    99.1
    Press Release dated July 23, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION
Dated: July 23, 2002	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 23, 2002.

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  Item 5. Other Events and Regulations FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index